UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 28, 2014
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OCLARO, INC.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)
2560 Junction Avenue, San Jose, California 95134 (Address of principal executive offices, zip code)
(408) 383-1400 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2014, the Board of Directors (the “Board”) of Oclaro, Inc. (the “Company”) approved a new form of indemnification agreement (the “Indemnification Agreement”) to be entered into by the Company and each of its directors and certain officers (each, an “Indemnitee”). The Indemnification Agreement will replace the Company’s currently existing indemnification agreement for directors and officers.

In general, the Indemnification Agreement provides that, subject to the procedures, limitations and exceptions set forth therein, the Company will indemnify and hold harmless the Indemnitee against all expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement relating to, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by the Indemnitee in his or her capacity as a director, officer, employee or agent of the Company or as a director, officer, employee, member, manager, trustee or agent of any other corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise, whether or not for profit (including any employee benefit plan or related trust), as to which the Indemnitee is or was serving at the request of the Company as a director, officer, employee, member, manager, trustee or agent, (ii) any actual, alleged or suspected act or failure to act by the Indemnitee in respect of any business, transaction, communication, filing, disclosure or other activity of the Company or any other entity or enterprise referred to in clause (i) of this sentence, or (iii) the Indemnitee’s status as a current or former director, officer, employee or agent of the Company or as a current or former director, officer, employee, member, manager, trustee or agent of the Company or any other entity or enterprise referred to in clause (i) of this sentence or any actual, alleged or suspected act or failure to act by the Indemnitee in connection with any obligation or restriction imposed upon the Indemnitee by reason of such status.

The Indemnitee will have the right to advancement by the Company prior to the final disposition of a claim covered by the Indemnification Agreement of any and all expenses relating to, arising out of or resulting from such claim paid or incurred by the Indemnitee or which the Indemnitee determines are reasonably likely to be paid or incurred by the Indemnitee. Under the terms of the Indemnification Agreement, an Indemnitee will be entitled to indemnification to the fullest extent permitted or required by law, including if the Indemnitee is successful on the merits or otherwise in defense of any claim covered by the Indemnification Agreement or if the Indemnitee otherwise meets, or is deemed to meet, the applicable standard of conduct for indemnification.

In addition, the Indemnification Agreement provides that, for the duration of an Indemnitee’s service as a director or officer of the Company and thereafter for so long as the Indemnitee is subject to any pending or possible indemnifiable claim, the Company shall use reasonable efforts to cause to be maintained in effect policies of directors’ and officers’ liability insurance providing coverage for directors and/or officers of the Company that is at least substantially comparable in scope and amount to that provided by the Company at the time the Indemnitee enters into the Indemnification Agreement.

The above description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2014.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amended and Restated Bylaws of the Company, as currently in effect (the “Current Bylaws”), provide that the Company’s directors will be elected by a plurality vote. At the Company’s annual meeting of stockholders held on January 14, 2014 (the “2013 Annual Meeting”), the Company’s stockholders approved a stockholder proposal that the Board initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections.

As disclosed in the Company’s proxy statement for its annual meeting of stockholders to be held on November 14, 2014, the Company expected the Board to amend the Current Bylaws to implement a majority voting standard in accordance with the stockholder proposal adopted at the 2013 Annual Meeting.

On October 28, 2014, the Board adopted the Company’s Amended and Restated By-laws (“Restated Bylaws”), to be effective on December 1, 2014. The Restated Bylaws amend the Current Bylaws to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at a meeting of stockholders, with a plurality voting standard retained for contested director elections.

In order to implement the majority voting provision in the Revised Bylaws, the Company also amended its Corporate Governance Guidelines, to be effective on December 1, 2014 (the “Revised Guidelines”). The Revised Guidelines provide that it is the policy of the Board that incumbent director nominees must submit to the Chairman of the Nominating and Corporate Governance Committee of the Board or, in the case of such Chairman, to the Chairman of the Board, an advance irrevocable resignation that is conditioned upon (i) the director’s failure to receive the affirmative vote of the “majority of votes cast” (as defined in the Restated Bylaws) of stockholders for that director in an uncontested election at the next annual meeting for the reelection of such director at which a quorum is present, and (ii) the Board’s acceptance of such resignation. An “uncontested election” means an election where the number of nominees for director does not exceed the number of directors to be elected as of the tenth day preceding the date the Company first mails its notice of meeting for such meeting of the stockholders.

The above description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
3.1          Amended and Restated By-laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: October 28, 2014	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary

 EXHIBIT LIST

Exhibit No.    Description____________________________________________
3.1          Amended and Restated By-laws.